                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                                November 29, 1999


                            THE TRIZETTO GROUP, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                   000-27501                    33-0761159
(State or other jurisdiction   (Commission File Number)         (IRS Employer
  of incorporation)                                          Identification No.)


        567 San Nicolas Drive, Suite 360, Newport Beach, California     92660
         (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (949) 719-2200

ITEM 2. - ACQUISITION OR DISPOSITION OF ASSETS

        On November 29, 1999, The TriZetto Group, Inc., a Delaware corporation (the "Registrant"), acquired all of the issued and outstanding capital stock of Novalis Corporation, a Delaware corporation ("Novalis"), in accordance with the terms and conditions of the Stock Purchase Agreement, dated as of November 29, 1999 (the "Agreement"), by and among the Registrant, Novalis, the Novalis Noteholders described therein and the Novalis Stockholders described therein (Novalis Noteholders together with Novalis Stockholders are collectively referred to as the "Novalis Securityholders"). The acquisition was effected by a stock purchase (the "Acquisition") whereby the Registrant purchased from the Novalis Securityholders and the Novalis Securityholders sold to the Registrant, all of the issued and outstanding stock of Novalis. As a result of the Acquisition, Novalis became a wholly owned subsidiary of the Registrant.

        Pursuant to the Acquisition, the Novalis Securityholders sold, transferred and delivered to the Registrant, and the Registrant purchased from the Novalis Securityholders, all of the issued and outstanding shares of capital stock of Novalis (the "Novalis Stock") for an aggregate purchase price equal to the sum of (a) $5,001,515.41 cash (the "Cash Portion of the Purchase Price") and
(b) 549,786 validly issued, fully paid and non-assessable shares of common stock, $.001 par value, of the Registrant (the "Registrant Common Stock").

        The number of shares of the Registrant Common Stock issued to the Novalis Securityholders was calculated by dividing (a) $9,000,000 by (b) the average of the closing sales prices of Registrant Common Stock for the five trading days immediately preceding November 22, 1999 (the "Stock Portion of the Purchase Price," and together with the Cash Portion of the Purchase Price, the "Purchase Price"). Pursuant to the Agreement, a portion of the Cash Portion of the Purchase Price and the Stock Portion of the Purchase Price were deposited into separate escrow accounts and are each subject to possible adjustment as set forth in the Agreement. The source of funds for the Cash Portion of the Purchase Price was available cash. The Purchase Price and all other terms of the Agreement were determined pursuant to arms-length negotiations between the parties.

        In connection with Agreement, the Registrant entered into a Registration Rights Agreement dated as of November 29, 1999 ("Registration Rights Agreement") with those certain holders of Registrant Common Stock party thereto (the "Holders"). Pursuant to the terms of the Registration Rights Agreement, the Registrant is required to use its commercially reasonable best efforts to qualify the shares of Registrant Common Stock issued to the Holders under the Agreement for registration on Form S-3 or, if Form S-3 is not available, then subject to the availability of the audited consolidated financial statements of Novalis and its subsidiaries, on Form S-1 or such other available form.

        The foregoing description of the Acquisition does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is incorporated herein by reference.

ITEM 7. - FINANCIAL STATEMENTS AND EXHIBITS

        (a)     FINANCIAL STATEMENTS OF BUSINESS ACQUIRED
                The following financial statements of Novalis are being filed with this Report:
                -       Independent Auditors' Reports
                - Audited Consolidated Balance Sheets as of December 31, 1998 and December 31, 1997
                - Audited Consolidated Statements of Operations for the years ended December 31, 1998 and 1997
                -       Audited Consolidated Statement of Stockholders' Equity
                        for the years ended December 31, 1998 and 1997
                -       Audited Consolidated Statements of Cash Flow for the
                        years ended December 31, 1998 and 1997
                -       Unaudited Consolidated Balance Sheets as of September
                        30, 1999
                - Unaudited Consolidated Statements of Operations for the nine months ended September 30, 1999
                - Unaudited Consolidated Statement of Stockholders' Equity for the nine months ended September 30, 1999
                - Unaudited Consolidated Statements of Cash Flow for the nine months ended September 30, 1999

        (b)     PRO FORMA FINANCIAL INFORMATION

                The following pro forma financial statements of Novalis are being filed with this Report.
                -       Pro forma condensed Balance Sheet as of September 30,
                        1999
                - Pro forma condensed Statement of Operations for the year ended December 31, 1998 and for the nine months ended September 30, 1999

        (c)     EXHIBITS.

                 EXHIBIT
                  NUMBER                         DESCRIPTION
                  ------                         -----------
                   2.1**     Stock Purchase Agreement dated as of November 29, 1999
                   2.2**     Offset Escrow Agreement dated as of November 29, 1999
                   2.3**     Registration  Rights Agreement dated as of November 29,
                             1999
                   2.4**     Form of Promissory Note
                   2.5**     Warrant  and  Warrant  Assignment  dated as of November
                             29, 1999

-----------
** Previously filed by the Registrant in its Current Report on Form 8-K as filed with the Securities and Exchange Commission on December 14, 1999.

                   2.6**     Non-Competition Agreement dated as of November 29, 1999
                   2.7**     Warrant Escrow Agreement dated as of November 29, 1999
                   2.8**     Form of Stock Pledge Agreement
                   23.1      Consent of  PricewaterhouseCoopers  LLP with respect to
                             the financial statements of Novalis
                   99.1      Financial  Statements  of  Novalis  listed in Item 7(a)
                             above
                   99.2      Pro  Forma  Financial  Statements  listed  in Item 7(b)
                             above

-----------
** Previously filed by the Registrant in its Current Report on Form 8-K as filed with the Securities and Exchange Commission on December 14, 1999.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE TRIZETTO GROUP, INC.


                                            /s/ JEFFREY H. MARGOLIS
February 14, 2000                           ---------------------------------
                                            Jeffrey H. Margolis
                                            Chief Executive Officer, President
                                            and Chairman of the Board of
                                            Directors



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                                  EXHIBIT INDEX

    EXHIBIT
    NUMBER                            DESCRIPTION
      2.1        ** Stock Purchase Agreement dated as of November 29, 1999
      2.2        ** Offset Escrow Agreement dated as of November 29, 1999
      2.3        ** Registration Rights Agreement dated as of November 29, 1999
      2.4        ** Form of Promissory Note
      2.5        ** Warrant and Warrant Assignment dated as of November 29, 1999
      2.6        ** Non-Competition Agreement dated as of November 29, 1999
      2.7        ** Warrant Escrow Agreement dated as of November 29, 1999
      2.8        ** Form of Stock Pledge Agreement
     23.1        Consent of  PricewaterhouseCoopers  LLP with  respect  to the  financial statements of Novalis
     99.1        Financial Statements of Novalis listed in Item 7(a) above
     99.2        Pro Forma Financial Statements listed in Item 7(b) above

-----------------
** Previously filed by the Registrant in its Current Report on Form 8-K as filed with the Securities and Exchange Commission on December 14, 1999.